FOR MORE INFORMATION                                     FOR IMMEDIATE RELEASE
Jeff Battcher (404-713-0274)                                  October 20, 1999
Pattie Thompson (404-249-2365)


                BellSouth Reports 24.4% Growth in Normalized EPS
              EPS of 51 cents before special items jumps 10 cents;
            Company surpasses 10 million wireless customers worldwide

ATLANTA - With continued across-the-board growth highlighted by surpassing 10 million wireless customers worldwide, BellSouth Corporation (NYSE: BLS) reported third quarter earnings per share (EPS) of 51 cents before special items, a 24.4 percent increase compared to 41 cents in the third quarter of 1998. Consolidated revenues increased 9.5 percent to a record $6.4 billion, as BellSouth's data, Internet and other digital services continued to boost top line growth.

Reported EPS in the most recent quarter was 53 cents. It included gains of 5 cents related to the recognition of certain foreign investment tax credits generated in prior years and 1 cent on the August 1999 sale of Honolulu
Cellular. EPS also reflected a charge of 4 cents related to foreign currency impact on Brazilian debt.

"Our financial performance didn't skip a beat in the third quarter," said Duane Ackerman, BellSouth chairman and chief executive officer. "We're combining the packages of communications services customers want with the award-winning service they expect from BellSouth. In addition, our revenue and earnings gains demonstrate the advantages of operating in high growth markets, both in the U.S. and internationally."

[Note to editors: On August 4, 1999 BellSouth took top honors (tie) for the fourth consecutive year in the J.D. Power and Associates Residential Local Telephone Service Satisfaction Study(SM). On September 23, BellSouth Mobility and BellSouth Mobility DCS placed first in Atlanta and Charlotte, respectively, in the J.D. Power and Associates 1999 U.S. Wireless Customer Satisfaction Study(SM).]

BellSouth's fast-growing domestic and international wireless operations shot past the combined 10 million customer milestone during the third quarter, based on the company's ownership percentages. In the U.S., wireless customers reached
5.1 million on a proportionate basis, an increase of 16.1 percent compared to September 30, 1998. BellSouth's international wireless customer base expanded at the annual rate of 76 percent. On a proportionate basis, the company now serves
5.2 million customers outside the U.S., including 3.7 million in Latin America.

Domestic wireless revenues of $815 million grew 16.1 percent on a consolidated basis compared to $702 million in the third quarter of the previous year. BellSouth's rapidly growing international operations generated proportionate revenues of $749 million in the third quarter, compared to $600 million in the same three months of 1998. This 24.8 percent increase was driven by continued high growth in Latin America, particularly in prepaid customers. During the third quarter BellSouth extended its popular prepaid cellular products to all nine of the countries it serves in Latin America.

Digital and data services revenues grew to $698 million in the third quarter of 1999, a 31 percent increase compared to $534 million in the same three months a year earlier. Demand for BellSouth's family of high-speed digital services and data products continued to fuel revenues. Innovative wireless data offerings such as BellSouth Interactive Paging(SM) service and joint marketing of the Palm VII(TM) connected organizer by 3Com also contributed to revenue growth. In addition, the number of BellSouth.net(SM) Internet service customers more than doubled, reaching 626,000, an annual growth rate of 107 percent.

Revenues from convenience features were $481 million in the third quarter of 1999. Sales of the new BellSouth(R) Solutions product are running ahead of projections. Introduced in August for residential and small business customers, BellSouth Solutions is a package of Internet access, wireless, paging and local phone service with convenience features -- all on one bill, with one number to call for service.

Total operating expenses were $4.7 billion, a 7.0 percent increase compared to the third quarter of 1998. Expenses reflected the growth in volumes and customers as well as spending on BellSouth's data initiatives and marketing, offset by a change in accounting for internal-use software.

Reported net income in the third quarter of 1999 was $1.015 billion, including $95 million from the recognition of certain foreign investment tax credits generated in prior years and $23 million from the gain on Honolulu Cellular. The non-cash foreign currency charge reduced reported net income by $75 million. Net income in the third quarter of 1998 was $814 million.

BellSouth is a $25 billion communications services company. It provides telecommunications, wireless communications, cable and digital TV, advertising and publishing, and Internet and data services to more than 36 million customers in 19 countries worldwide.

NOTE: For more information about BellSouth Corporation,visit the BellSouth Web page at http://www.bellsouth.com/

BellSouth Corporation
Consolidated Statements of Income (unaudited)
(amounts in millions, except per share data)


                                          Quarter Ended
                                       9/30/99     9/30/98   % Change

Operating Revenues
   Wireline communications
       Local service                   $2,747      $2,542       8.1%
       Network access                   1,200       1,147       4.6%
       Long distance                      158         180     (12.2%)
       Other wireline                     310         267      16.1%
          Total wireline
            communications              4,415       4,136       6.7%
   Domestic wireless                      815         702      16.1%
   International operations               575         514      11.9%
   Advertising and publishing             540         481      12.3%
   Other                                   77          32        N/M
       Total Operating Revenues         6,422       5,865       9.5%

Operating Expenses
   Operational and support expenses     3,541       3,291       7.6%
   Depreciation and amortization        1,170       1,111       5.3%
       Total Operating Expenses         4,711       4,402       7.0%
Operating Income                        1,711       1,463      17.0%
Interest Expense                          266         218      22.0%
Other Income (Expense), net                25          73        N/M
Income Before Income Taxes              1,470       1,318      11.5%
Provision for Income Taxes                455         504      (9.7%)
            Net Income                 $1,015        $814      24.7%

Diluted:
      Weighted Average Common
       Shares Outstanding               1,904       1,979      (3.8%)
      Earnings Per Share                $0.53       $0.41      29.3%




Selected Financial and Operating Data

                                     Quarter Ended
                                  9/30/99     9/30/98   % Change

EBITDA                             $2,881      $2,574      11.9%
EBITDA margin                       44.9%       43.9%    +100bps
Return on average
  equity (annualized)               28.4%       19.6%    +880bps
Return on average total
  capital (annualized)              16.3%       13.9%    +240bps
Dividends per share                 $0.19       $0.18       5.6%
Capital expenditures               $1,570      $1,264      24.2%


                                         As of
                                  9/30/99     9/30/98    % Change

Common shares outstanding           1,884       1,959      (3.8%)
Book value per share                $7.26       $8.12     (10.6%)
Debt ratio                          54.0%       42.7%   +1,130bps
Total employees                    95,773      86,628       10.6%





                                      Nine Months Ended
                                     9/30/99    9/30/98    % Change

Operating Revenues
      Wireline communications
          Local service                 $8,113     $7,458       8.8%
          Network access                 3,578      3,458       3.5%
          Long distance                    461        532     (13.3%)
          Other wireline                   845        752      12.4%
             Total wireline
               communications           12,997     12,200       6.5%
      Domestic wireless                  2,355      2,018      16.7%
      International operations           1,701      1,450      17.3%
      Advertising and publishing         1,290      1,211       6.5%
      Other                                200         76        N/M
          Total Operating Revenues      18,543     16,955       9.4%

Operating Expenses
      Operational and support
        expenses                        10,153      9,376       8.3%
      Depreciation and amortization      3,426      3,228       6.1%
          Total Operating Expenses      13,579     12,604       7.7%
Operating Income                         4,964      4,351      14.1%
Interest Expense                           737        611      20.6%
Other Income (Expense), net                (10)       374        N/M
Income Before Income Taxes               4,217      4,114       2.5%
Provision for Income Taxes               1,607      1,590       1.1%
            Net Income                  $2,610     $2,524       3.4%

Diluted:
      Weighted Average Common
        Shares Outstanding               1,921      1,987      (3.3%)
      Earnings Per Share                 $1.36      $1.27       7.1%


Selected Financial and Operating Data

                                      Nine Months Ended
                                     9/30/99    9/30/98   % Change

EBITDA                                $8,390     $7,579      10.7%
EBITDA margin                          45.2%      44.7%     +50bps
Return on average
  equity (annualized)                  23.9%      20.9%    +300bps
Return on average total
  capital (annualized)                 14.8%      14.4%     +40bps
Dividends per share                    $0.57      $0.54       5.6%
Capital expenditures                  $4,456     $3,744      19.0%

               See Accompanying Notes at Page 10                    1

BellSouth Corporation
Normalized Earnings Summary  (unaudited)
($ in millions, except per share data)

                                           Quarter Ended
                                        9/30/99   9/30/98    % Change


Reported Net Income                      $1,015      $814      24.7%
     Foreign currency loss(a)                75         -          -
     Recognition of foreign
       investment tax credits(b)            (95)        -          -
     Gain on sale of Honolulu
       Cellular                             (23)        -          -
     Gain on sale of ITT World
       Directories(c)                         -         -          -
Normalized Net Income                      $972      $814      19.4%



Reported Diluted Earnings Per Share       $0.53     $0.41      29.3%
     Foreign currency loss(a)              0.04         -          -
     Recognition of foreign
       investment tax credits(b)          (0.05)        -          -
     Gain on sale of Honolulu
       Cellular                           (0.01)        -          -
     Gain on sale of ITT World
       Directories(c)                         -         -          -
Normalized Diluted Earnings Per Share     $0.51     $0.41      24.4%


Normalized return on average
  equity (annualized)                     27.2%     19.6%    +760bps
Normalized return on average
  total capital (annualized)              15.7%     13.9%    +180bps


                                         Nine Months Ended
                                      9/30/99     9/30/98    % Change


Reported Net Income                    $2,610      $2,524       3.4%
     Foreign currency loss(a)             355           -
     Recognition of foreign
       investment tax credits(b)          (95)          -
     Gain on sale of Honolulu
       Cellular                           (23)          -
     Gain on sale of ITT World
       Directories(c)                       -         (96)
Normalized Net Income                  $2,847      $2,428      17.3%



Reported Diluted Earnings Per Share     $1.36       $1.27       7.1%
     Foreign currency loss(a)            0.18           -
     Recognition of foreign
       investment tax credits(b)        (0.05)          -
     Gain on sale of Honolulu
       Cellular                         (0.01)          -
     Gain on sale of ITT World
       Directories(c)                       -       (0.05)
Normalized Diluted Earnings Per Share   $1.48       $1.22      21.3%


Normalized return on average
  equity (annualized)                   26.1%       20.1%    +600bps
Normalized return on average
  total capital (annualized)            15.9%       13.9%    +200bps



(a) Represents foreign currency losses recorded by our equity investees in Brazil. These losses are primarily due to weakening of the Brazilian Real and the resulting mark-to-market adjustment of their US dollar-denominated debt.

(b) Represents Foreign investment tax credits generated in prior years.

(c) Represents the after-tax gain associated with additional proceeds received in first quarter 1998 on the July 1997 sale of ITT World Directories, included in Other Income (Expense), net.



Software Capitalization


The new accounting rules on capitalization of internal software costs were adopted in first quarter 1999. The following table adjusts our 1999 normalized operating results for the impact of adoption:


                                      Quarter Ended
                                   9/30/99     9/30/98    % Change

Operational and support expenses    $3,691      $3,291      12.2%
Depreciation and amortization        1,143       1,111       2.9%
  Total Operating Expenses          $4,834      $4,402       9.8%

Adjusted:
  Net Income                          $892        $814       9.6%
  Earnings Per Share                  $.47        $.41      14.6%

                                    Nine Months Ended
                                   9/30/99     9/30/98    % Change

Operational and support expenses   $10,585      $9,376      12.9%
Depreciation and amortization        3,377       3,228       4.6%
  Total Operating Expenses         $13,962     $12,604      10.8%

Adjusted:
  Net Income                        $2,607      $2,428       7.4%
  Earnings Per Share                 $1.36       $1.22      11.5%


               See Accompanying Notes at Page 10                    2

BellSouth Corporation
Consolidated Balance Sheets (unaudited)
(amounts in millions, except per share data)


                                          September 30, December 31,
                                                  1999       1998

Assets
Current Assets:
      Cash and cash equivalents                    $878      $3,003
      Temporary cash investments                    262         184
      Accounts receivable--net of
        allowance for uncollectibles
        of $293 and $251                          4,794       4,629
      Material and supplies                         468         431
      Other current assets                          539         459
          Total Current Assets                    6,941       8,706

Investments and Advances                          4,863       2,861

Property, Plant and Equipment                    60,525      57,974
      Less: accumulated depreciation             36,005      34,034
          Property, Plant and
            Equipment, net                       24,520      23,940

Deferred Charges and Other Assets                 1,876       1,028
Intangible Assets, net                            3,719       2,875
Total Assets                                    $41,919     $39,410


Liabilties and Shareholders' Equity
Current Liabilities:
      Debt maturing within one year              $7,308      $3,454
      Accounts payable                            2,062       2,219
      Other current liabilities                   4,244       3,477
          Total Current Liabilities              13,614       9,150

Long-Term Debt                                    8,786       8,715

Noncurrent Liabilities
      Deferred income taxes                       2,649       2,512
      Unamortized investment tax
        credits                                     136         167
      Other noncurrent liabilities                3,054       2,756
          Total Noncurrent
            Liabilities                           5,839       5,435

Shareholders' Equity:
      Common stock, $1 par value                  2,020       2,020
      Paid-in capital                             6,766       6,766
      Retained earnings                          10,982       9,479
      Accumulated other
        comprehensive income                     (1,057)        (64)
      Shares held in trust and
        treasury                                 (4,721)     (1,752)
      Guarantee of ESOP debt                       (310)       (339)
        Total Shareholders' Equity               13,680      16,110
Total Liabilities and Shareholders' Equity      $41,919     $39,410

               See Accompanying Notes at Page 10                    3

BellSouth Corporation
Consolidated Statements of Income ($ in millions) (unaudited)

Wireline Communications

                                       Quarter Ended
                                     9/30/99    9/30/98    % Change

Operating Revenues
      Local service                   $2,747     $2,542        8.1%
      Network access                   1,200      1,147        4.6%
      Long distance                      158        180      (12.2%)
      Other wireline                     376        326       15.3%
          Total Operating
            Revenues                   4,481      4,195        6.8%
Operating Expenses
      Operational and support
        expenses                       2,175      2,203       (1.3%)
      Depreciation and amortization      868        847        2.5%
          Total Operating Expenses     3,043      3,050       (0.2%)
Operating Income                       1,438      1,145       25.6%
Interest Expense                         142        132        7.6%
Other Income, net                         17         (2)        N/M
Income Before Income Taxes             1,313      1,011       29.9%
Provision for Income Taxes               496        344       44.2%
            Segment Net Income(1)       $817       $667       22.5%


                                      Nine Months Ended
                                     9/30/99     9/30/98    % Change

Operating Revenues
      Local service                   $8,113      $7,458        8.8%
      Network access                   3,578       3,458        3.5%
      Long distance                      461         532      (13.3%)
      Other wireline                   1,078         903       19.4%
          Total Operating
            Revenues                  13,230      12,351        7.1%
Operating Expenses
      Operational and support
        expenses                       6,438       6,295        2.3%
      Depreciation and amortization    2,551       2,509        1.7%
          Total Operating Expenses     8,989       8,804        2.1%
Operating Income                       4,241       3,547       19.6%
Interest Expense                         410         409        0.2%
Other Income, net                         18           2         N/M
Income Before Income Taxes             3,849       3,140       22.6%
Provision for Income Taxes             1,450       1,146       26.5%
            Segment Net Income(1)     $2,399      $1,994       20.3%



Selected Financial and Operating Data

                                      Quarter Ended
                                    9/30/99    9/30/98    % Change
(amounts in millions)
EBITDA                               $2,306     $1,992       15.8%
EBITDA margin                         51.5%      47.5%     +400bps
Convenience feature revenues           $481       $428       12.4%
Access minutes of use                27,858     26,438        5.4%
Long distance messages                  160        199      (19.6%)
Capital expenditures                 $1,213       $870       39.4%

                                     Nine Months Ended
                                    9/30/99     9/30/98    % Change
(amounts in millions)
EBITDA                               $6,792      $6,056       12.2%
EBITDA margin                         51.3%       49.0%     +230bps
Convenience feature revenues         $1,381      $1,175       17.5%
Access minutes of use                82,310      77,760        5.9%
Long distance messages                  505         601      (16.0%)
Capital expenditures                 $3,468      $2,593       33.7%


                                           As of
                                     9/30/99    9/30/98    % Change

Debt ratio                             49.2%      47.3%     +190bps
Equivalent access lines in
  service (thousands):
      Switched access lines           24,440     23,869        2.4%
      Access line equivalents         18,349     13,470       36.2%
Total equivalent access lines
  in service                          42,789     37,339       14.6%
Telephone employees                   64,987     60,087        8.2%
Telephone employees per 10,000
  switched access lines                 26.6       25.2        5.6%

               See Accompanying Notes at Page 10                   4

BellSouth Corporation
Supplemental Operating Data  (in thousands)

Wireline Communications - Network Access Lines In Service(a)

                                            As of
                                     9/30/99      9/30/98    % Change


Switched access lines
   Residence                         16,889       16,329         3.4%
   Business                           7,282        7,266         0.2%
   Other                                269          274        (1.8%)
 Total switched access
  lines in service                   24,440       23,869         2.4%
Access line equivalents(b)(c)
   Selected digital data services:
    Basic rate ISDN                     214          167        28.1%
    Primary rate ISDN                   785          458        71.4%
    DS0                                 512          425        20.5%
    DS1                               4,198        3,247        29.3%
    DS3 & higher                     12,640        9,173        37.8%
 Total digital data lines
  in service                         18,349       13,470        36.2%

Total equivalent access lines
  in service                         42,789       37,339        14.6%




(a) Prior period operating data are often revised at later dates to reflect updated information. The above information reflects the latest data available for the periods indicated.

(b) Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line. The conversion factors used are as follows: Basic rate ISDN=2.5 DS0s, Primary rate ISDN=24 DS0s, DS1=24 DS0s, DS3=672 DS0s, OC3=2,016 DS0s, OC12=8,064 DS0s, OC24=16,128 DS0s and OC48=32,256
     DS0s. Basic rate ISDN lines are included in our switched access line count as equaling one line.

(c) Revenues associated with digital data lines are derived from the sale of specific high-bandwidth products provisioned over transmission lines with DS0 or greater capacity. While access line equivalent counts have a directional relationship with digital and data revenues, growth rates cannot be compared on an equivalent basis.

               See Accompanying Notes at Page 10                    5

BellSouth Corporation
Consolidated Statements of Income ($ in millions) (unaudited)

Domestic Wireless(2)

                                     Quarter Ended
                                  9/30/99     9/30/98    % Change

Operating revenues                   $820        $703      16.6%

Segment net income(1)                 $76         $79      (3.8%)

Total assets                       $6,130      $6,005       2.1%


                                    Nine Months Ended
                                  9/30/99    9/30/98      % Change

Operating revenues                 $2,367     $2,023       17.0%

Segment net income(1)                $214       $222       (3.6%)


Proportionate Basis(3) - Selected Financial and Operating Data

                                     Quarter Ended
                                  9/30/99     9/30/98    % Change
(amounts in millions, except
  customer data in thousands)
Wireless revenues, net(4)            $755        $692       9.1%
Net income(5)                         $76         $80      (5.0%)
Operating cash flow(7)               $296        $298      (0.7%)
Operating cash flow margin(8)       39.2%       43.1%    -390bps
Customer net adds in period
  (excluding ownership changes)        82         171     (52.0%)
Average monthly revenue per
  customer(9)                         $51         $54      (5.6%)

                                   Nine Months Ended
                                  9/30/99    9/30/98    % Change
(amounts in millions, except
  customer data in thousands)
Wireless revenues, net(4)          $2,217     $2,004       10.6%
Net income(5)                        $217       $229       (5.2%)
Operating cash flow(7)               $861       $844        2.0%
Operating cash flow margin(8)       38.8%      42.1%     -330bps
Customer net adds in period
  (excluding ownership changes)       481        496       (3.0%)
Average monthly revenue per
  customer(9)                         $51        $54       (5.6%)



                                           As of
                                    9/30/99     9/30/98    % Change

Customers                             5,135       4,700       9.3%
POPs                                 58,402      60,250      (3.1%)
Penetration rate(10)                   9.0%        9.6%     -60bps
Property, plant and
  equipment, gross                   $4,745      $4,606       3.0%



Normalized Financial and Operating Data

During the fourth quarter of 1998, we reorganized our Los Angeles and Houston/Galveston cellular partnerships with AT&T. During the third quarter of 1999, we sold our Honolulu Cellular Operations. In the following table, we have restated the prior period financial and operating data to reflect these changes and provide more meaningful comparative information for existing operations.



                                        Quarter Ended
                                     9/30/99     9/30/98    % Change
(amounts in millions, except
  customer data in thousands)
Wireless revenues, net(4)               $745        $653      14.1%
Customers                              5,135       4,423      16.1%
POPs                                  58,402      57,091       2.3%
Penetration rate(10)                    9.0%        9.7%     -70bps

                                     Nine Months Ended
                                     9/30/99    9/30/98    % Change
(amounts in millions, except
  customer data in thousands)
Wireless revenues, net(4)             $2,179     $1,893       15.1%

               See Accompanying Notes at Page 10                   6

BellSouth Corporation
Consolidated Statements of Income ($ in millions) (unaudited)

International Operations(2)

                                   Quarter Ended
                                9/30/99     9/30/98   % Change

Operating revenues                 $576        $514      12.1%

Segment net income (loss)(1)(6)      $9          $5      80.0%

Total assets                     $4,734      $4,483       5.6%


                                Nine Months Ended
                                9/30/99    9/30/98    % Change

Operating revenues               $1,702     $1,450       17.4%

Segment net income (loss)(1)(6)     $39       ($22)        N/M


Proportionate Basis(3) - Selected Financial and Operating Data

                                    Quarter Ended
                                 9/30/99     9/30/98   % Change
(amounts in millions, except
  customer data in thousands)
Wireless revenues, net(4)           $749        $620      20.8%
Net income  (5)(6)                   $24         $20      20.0%
Operating cash flow(7)              $205        $170      20.6%
Operating cash flow margin(8)      27.4%       27.4%          -
Customer net adds in period
  (excluding ownership changes)      684         403      69.7%
Average monthly revenue per
  customer(9)                        $46         $67     (31.3%)


                                    Nine Months Ended
                                    9/30/99    9/30/98    % Change
(amounts in millions, except
  customer data in thousands)
Wireless revenues, net(4)            $2,163     $1,519       42.4%
Net income  (5)(6)                      $70        $31         N/M
Operating cash flow(7)                 $593       $396       49.7%
Operating cash flow margin(8)         27.4%      26.1%     +130bps
Customer net adds in period
  (excluding ownership changes)       1,682        911       84.6%
Average monthly revenue per
  customer(9)                           $51        $66      (22.7%)

                                          As of
                                    9/30/99     9/30/98   % Change
Wireless:
     Customers                        5,163       3,014      71.3%
     POPs                           135,131     108,942      24.0%
Penetration rate(10)                   4.8%        3.1%    +170bps
Property, plant and
  equipment, gross                   $3,374      $2,819      19.7%



Normalized Financial and Operating Data

During 1998, we sold our interest in BellSouth New Zealand. In the following table, we have excluded this operation from the prior period financial and operating data to provide more meaningful comparative information for existing operations.


                                   Quarter Ended
                                9/30/99     9/30/98    % Change
(amounts in millions, except
 customer data in thousands)
Wireless revenues, net(4)          $749        $600      24.8%
Customers                         5,163       2,933      76.0%
POPs                            135,131     106,537      26.8%
Penetration rate(10)               4.8%        3.0%    +180bps


                                 Nine Months Ended
                                9/30/99    9/30/98    % Change
(amounts in millions, except
 customer data in thousands)
Wireless revenues, net(4)        $2,163     $1,457       48.5%

               See Accompanying Notes at Page 10                    7

BellSouth Corporation
Supplemental Operating Data -
  International Customers and POPs by Country
(Proportionate Basis(3) in thousands)

                                             Customers
                                               As of
 Country             Brand               9/30/99  9/30/98   % Change



Argentina            Movicom                702       519     35.3%
                     Interior                 -         -        -
Brazil           BCP (Sao Paulo)            510       194    162.9%
                 BCP (Northeast)            146        21       N/M
Chile          BellSouth (Santiago)         306       164     86.6%
Chile          BellSouth (Interior)           4         -       N/M
Ecuador             BellSouth               149        94     58.5%
Nicaragua           BellSouth                28        12    133.3%
Panama            BSC de Panama              42        18    133.3%
Peru             Tele2000 (Lima)            214       125     71.2%
               Tele2000 (Interior)            -         -        -
Uruguay              Movicom                 48        21    128.6%
Venezuela             Telcel              1,513       755    100.4%

     Subtotal Latin America               3,662     1,923     90.4%

Denmark              Sonofon                389       308     26.3%
Germany               e-plus                661       356     85.7%
India                SkyCell                  5         5        -
Israel               Cellcom                446       341     30.8%
New Zealand         BellSouth                 -        81       N/M

    Subtotal Europe and Asia/Pacific      1,501     1,091     37.6%

Total International                       5,163     3,014     71.3%


                                                  POPs
                                                  As of
 Country             Brand               9/30/99     9/30/98  % Change



Argentina            Movicom              8,775       8,515      3.1%
                     Interior            14,690           -      N/M
Brazil           BCP (Sao Paulo)          8,049       7,374      9.2%
                 BCP (Northeast)         12,451      11,305     10.1%
Chile          BellSouth (Santiago)       7,400       7,400        -
Chile          BellSouth (Interior)       7,400           -      N/M
Ecuador             BellSouth            10,996      10,906      0.8%
Nicaragua           BellSouth             2,581       2,581        -
Panama            BSC de Panama           1,135       1,135        -
Peru             Tele2000 (Lima)          5,283       4,133     27.8%
               Tele2000 (Interior)       12,830      10,037     27.8%
Uruguay              Movicom                966         966        -
Venezuela             Telcel             18,132      17,742      2.2%

     Subtotal Latin America             110,688      82,094     34.8%

Denmark              Sonofon              2,465       2,465        -
Germany               e-plus             18,545      18,545        -
India                SkyCell              1,348       1,348        -
Israel               Cellcom              2,085       2,085        -
New Zealand         BellSouth                 -       2,405      N/M

    Subtotal Europe and Asia/Pacific     24,443      26,848    (9.0%)

Total International                     135,131     108,942    24.0%

               See Accompanying Notes at Page 10                    8

BellSouth Corporation
Consolidated Statements of Income ($ in millions) (unaudited)

Advertising and Publishing

                                     Quarter Ended
                                  9/30/99     9/30/98    % Change

Operating revenues                   $542        $481       12.7%
Segment net income(1)                $160        $143       11.9%
Total assets                       $1,438      $1,117       28.7%

                                   Nine Months Ended
                                  9/30/99     9/30/98    % Change

Operating revenues                 $1,298      $1,211        7.2%
Segment net income(1)                $342        $331        3.3%




Selected Financial and Operating Data

                                       Quarter Ended
                                    9/30/99     9/30/98    % Change

EBITDA                                 $269        $239       12.6%
EBITDA margin                         49.6%       49.7%      -10bps

                                     Nine Months Ended
                                    9/30/99     9/30/98    % Change

EBITDA                                 $584        $545        7.2%
EBITDA margin                         45.0%       45.0%           -




Other

                                      Quarter Ended
                                   9/30/99     9/30/98    % Change

Operating revenues                    $179         $90       98.9%
Segment net loss(1)                   ($39)       ($50)      22.0%
Total assets                        $1,231      $1,132        8.7%


                                    Nine Months Ended
                                   9/30/99     9/30/98    % Change

Operating revenues                    $464        $241       92.5%
Segment net loss(1)                  ($155)      ($121)     (28.1%)


               See Accompanying Notes at Page 10                    9

BellSouth Corporation
Notes

(1) Segment net income (loss) is based on normalized results which exclude certain one-time transactions and certain corporate intercompany billings. Intersegment revenues are not eliminated for purposes of management reporting.

(2) Domestic wireless and international operations financial and operating data are reported one month in arrears, except for domestic wireless customers and POPs which are presented as of quarter end.

(3) Proportionate basis financial and operating data reflect our ownership interest in the total operating results for each of our wireless properties, both domestic and international, whether or not consolidated for financial statement presentation purposes. Proportionate basis customers and POPs represent end of period customers and estimated market population, respectively, multiplied by our ownership interest in a licensee operating in that market.

(4) Wireless revenues, net includes activation fees, access, airtime, roaming (net), long distance, equipment sales, value added services and other revenue. Proportionate domestic wireless revenues have been adjusted to include the cost of equipment sold to customers.

(5) Net income (loss) represents our proportionate interest in the net income (loss) of the respective operations and does not include gains (losses) from the sale of properties or development expenses for markets prior to service initiation.

(6) International operations' third quarter and year-to-date 1999 segment net income (loss) and proportionate basis net income
     (loss) excludes $75 million and $355 million, respectively, in foreign exchange losses associated with the devaluation of the Brazilian Real. Those results also exclude $95 million related to the recognition of foreign investment tax credits.

(7) Operating cash flow is defined as operating income plus depreciation and amortization. While it represents our proportionate interest in the operating entities' operating cash flows, it does not necessarily represent cash available to us.

(8) Operating cash flow margin is calculated by dividing operating cash flow by wireless revenues, net.

(9) Average monthly revenue per customer is calculated by dividing average monthly revenue by average proportionate basis customers. Average monthly revenue includes activation fees, access, airtime, roaming (net), long distance and value added services.

(10) Penetration rate is calculated by dividing proportionate basis customers by proportionate basis POPs (excludes POPs in markets where service has not been initiated).

                                                                  10